Income Tax	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Tax

NOTE 18 – INCOME TAX

For the year ended December 31, 2018, the Company has ($47,351) of current income tax provision (US State & Local and Foreign) and $552,489 benefit (related to Purchase Accounting - Acquisition of HTS) deferred income tax provision.

The tax effect of temporary differences that give rise to deferred tax assets and deferred tax liabilities are as follows as of December 31,

Deferred tax assets	2018	2017
Reserves and deferred revenue	$459,873	$752,442
163(J) Limitation	299,410	-
Stock options	975,885	477,600
Net operating loss	5,029,096	5,202,184
Total gross deferred tax assets	6,764,264	6,432,226
Less: Valuation Allowance	(5,870,586)	(6,428,806)
Net deferred tax assets	893,678	3,420

Deferred tax liabilities
Other	-	(3,102)
Amortization of intangible assets and depreciation	(893,678)	(318)
Total deferred tax liabilities	(893,678)	(3,420)

Net deferred tax assets	$-	$-

Components of net deferred tax assets, including a valuation allowance, are as follows as of December 31:

	2018	2017
Deferred tax assets	$5,870,586	$6,428,806
Valuation allowance	(5,870,586)	(6,428,806)
Total deferred tax assets	$-	$-

The valuation allowance for deferred tax assets as of December 31, 2018 and 2017 was $5,870,586 and $6,428,806, respectively. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Management has recorded a 100% Valuation Allowance, against its Ned Deferred Tax Assets, since Management believes it is more likely than not that it will not be realized at the date of this statement. The Company will continue to monitor the potential utilization of this asset. Should factors and evidence change to aid in this assessment, a potential adjustment to the valuation allowance in future periods may occur. The Company records any penalties and interest as a component of operating expenses.

The reconciliation between statutory rate and effective rate is as follows as of December 31, 2018 and 2017:

	2018	2017
Federal statutory tax rate	21.0%	34.0%
State taxes	1.73%	3.94%
Foreign income taxes	(0.66)%	-%
Nondeductible items	(8.87)%	(0.94)%
Acquisition accounting adjustments	8.74%	-%
Change in valuation allowance	8.58%	66.48%
Return to provision adjustments	(22.09)%	(14.17)%
Rate Change	-%	(85.99)%
Other	(0.44)%	(3.33)%

Effective tax rate	7.99%	-%

The Company reported no uncertain tax liability as of December 31, 2018 and expects no significant change to the uncertain tax liability over the next twelve months. The Company’s 2013, 2014, 2015, 2016 and 2017 federal and state income tax returns are open for examination by the applicable governmental authorities.

As of December 31, 2018, the Company had a net operating loss (NOL) carryforward of approximately $20,954,348. The NOL carryforward begins to expire in 2024. Under Section 382 of the Internal Revenue Code of 1986, as amended (“IRC Section 382”), a corporation that undergoes an “ownership change” is subject to limitations on its use of pre-change NOL carryforwards to offset future taxable income. Within the meaning of IRC Section 382, an “ownership change” occurs when the aggregate stock ownership of certain stockholders (generally 5% shareholders, applying certain look-through rules and aggregation rules which combine unrelated shareholders that do not individually own 5% or more of the corporation’s stock into one or more “public groups” that may be treated as 5-percent shareholder) increases by more than 50 percentage points over such stockholders’ lowest percentage ownership during the testing period (generally three years). In general, the annual use limitation equals the aggregate value of common stock at the time of the ownership change multiplied by a specified tax-exempt interest rate. The Company has not completed a study as to whether there is a 382 limitation on its NOLs that will limit or possibly eliminate the use of its NOLs in the future. Company’s Management has recorded a 100% valuation allowance on the entire NOL as it believes that it is more likely than not that the deferred tax asset associated with the NOLs will not be realized regardless of whether or not an “ownership change” has occurred.

Effects of the Tax Cuts and Jobs Act

On December 22, 2017, the Tax Cuts and Jobs Act (Tax Act) was enacted. Accounting Standard Codification (ASC) 740, Accounting for Income Taxes, requires companies to recognize the effect of tax law changes in the period of enactment regardless of the effective date of those tax law changes. Certain provisions of the Tax Act are effective September 27, 2017, others are effective or identified as of December 31, 2017 and others are effective after January 1, 2018.

Given the timing of enactment of the Tax Act and the significance of the legislation, the SEC staff issued Staff Accounting Bulletin No. 118 (SAB 118), which allows registrants to record provisional amounts during a one year “measurement period” similar to that used when accounting for business combinations. However, the measurement period should not extend beyond one year from the Tax Act enactment date and is deemed to have ended when the registrant has obtained, prepared and analyzed the information necessary to finalize its accounting.

To the extent that a company’s accounting for certain income tax effects of the Tax Act is incomplete but the registrant is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740, Accounting for Income Taxes, on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Tax Act. More specifically, SAB 118 summarizes a three-step process to be applied at each reporting period to account for and disclose the tax effects of the Tax Act. The steps are (1) to record the effects of the change in tax law for which accounting is complete; (2) to record provisional amounts (or adjustments to provisional amounts) for the effects of the tax law where accounting is not complete, but for which a reasonable estimate has been determined; and (3) where a reasonable estimate cannot yet be made, to continue to apply ASC 740, Accounting for Income Taxes, based on the tax law in effect prior to enactment of the Tax Act.

Amounts recorded where accounting is complete for the year ended January 1, 2018 primarily relate to the reduction in the U.S. corporate income tax rate to 21 percent. The Company revalued its ending gross deferred tax items, previously recorded at 35 percent, using the enacted 21 percent corporate tax rate. This change resulted in no net tax expense/benefit but did cause a reduction to our U.S. federal deferred tax asset fully offset by a reduction of the Company’s 100% valuation allowance.

Effects of tax law changes where a reasonable estimate of the accounting effects cannot yet been made include the one-time mandatory repatriation transition tax on the net accumulated earnings and profits of a U.S. taxpayer’s foreign subsidiaries earned post 1986. The Company has performed a preliminary earnings and profits analysis with consideration given to foreign loss carryforwards acquired as a result of the Company’s acquisitions and determined on a provisional basis that there should be no income tax effect in the current or any future period. The Company will continue to identify and evaluate data to more thoroughly identify the tax impact and record adjustments, if any, within the measurement period.